UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023 (May 11, 2023)

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 3.01          NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

As previously disclosed, on March 17, 2023, Silvergate Capital Corporation (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that, as the Company had not timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K”), the NYSE would monitor the status of the Company’s late filing and related public disclosures for up to a six-month period from its due date, but that the NYSE could, in its sole discretion, commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warranted.  Further, as previously disclosed on May 11, 2023, the NYSE suspended trading in the Company’s securities and indicated to the Company that it expects to commence the delisting of the Company’s securities after the Company informed the NYSE that it will not file the 2022 10-K or any subsequent periodic reports as required by Sections 13(a) or 15(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Later on May 11, 2023, the Company was notified by the NYSE that it had determined to commence proceedings to delist the Company’s securities from the NYSE pursuant to Section 802.01E of the NYSE Listed Company Manual as a result of the foregoing.  Also on May 11, 2023, the NYSE applied to the Securities and Exchange Commission (the “SEC”) to delist the Company’s securities.

The Company does not intend to appeal the NYSE’s determination, and therefore, it is expected that the Company’s securities will be delisted from the NYSE and deregistered under Section 12(b) of the Exchange Act ten business days following the NYSE’s application to the SEC.  As of May 12, 2023, it may be possible to trade the Company’s securities on the OTC Experts Market; however, the Company makes no recommendation as to the advisability of any such trading.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date: May 16, 2023	By:	/s/ Alan J. Lane
		Name:	Alan J. Lane
		Title:	Chief Executive Officer